SUPPLEMENT TO THE FIDELITY OTC PORTFOLIO SEPTEMBER 29, 1999 PROSPECTUS

       SHAREHOLDER MEETING.    On or about June 14, 2000, a meeting of
the shareholders of Fidelity OTC Portfolio will be held to vote on various proposals. Shareholders of record on April 18, 2000 are entitled to vote at the meeting. Included are proposals to revise the fund's management fee to provide for lower fees when FMR's assets under management exceed $210 billion, to revise the performance adjustment calculation by rounding the performance of both the fund and the comparative index to the nearest 0.01%, rather than the nearest 1.00%, and to allow FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

   Also included are proposals to change the fund from a diversified to a non-diversified fund (which would allow the fund to invest over 5% of its assets in a larger number of issuers) and to adopt a policy that would require the fund to invest at least 25% of its total assets in the technology sector. These proposals recognize that a relatively small number of companies and industries, including those in the technology sector, represent a large portion of the OTC market. For example, as of January 31, 2000, Microsoft, Cisco Systems, and Intel accounted for approximately 10.0%, 7.4%, and 6.6%, respectively, of the NASDAQ Composite Index, an index of stocks traded in the OTC market. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Similarly, if FMR invests a significant percentage of the fund's assets in a single industry the fund's return could depend heavily on that industry's performance.

   A proxy statement containing important information about the proposals is scheduled to be mailed to shareholders of record on or about April 18, 2000. You will be able to obtain a proxy statement at that time for free at the Securities and Exchange Commission website or by calling Fidelity at 1-800-544-8888 to request a free copy. The proxy statement will be provided in connection with a solicitation of proxies made on behalf of the Board of Trustees of Fidelity Securities Fund to be used at the June 2000 shareholder meeting. Additional information about the fund and the Board of Trustees is contained in the fund's Statement of Additional Information (SAI). You can obtain a copy of the SAI by calling 1-800-544-8544.

The following information replaces similar information found in the "Fund Management" section on page 21.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The following information supplements the information found in the "Fund Management" section on page 21.

(small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund.

The following information replaces similar information found in the "Fund Management" section on page 21.

Jason Weiner is vice president and manager of OTC Portfolio, which he has managed since February 2000. Previously, he managed other Fidelity funds. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.

The following information replaces similar information found in the "Fund Management" section on page 22.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.